UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 13, 2026
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President of Otter Tail Corporation
On April 13, 2026, the Board of Directors of Otter Tail Corporation (Otter Tail or the Company) elected Tim Rogelstad as President of the Company. Mr. Rogelstad, age 59, previously served as President of Otter Tail Power Company, the Company’s electric utility, and Senior Vice President, Electric Platform of the Company, since 2014. He joined Otter Tail Power Company in 1989 as an Engineer in the System Engineering Department and subsequently served in roles of increasing responsibility at Otter Tail Power Company and at the Company for the past 37 years. A native of Pelican Rapids, Minnesota, Mr. Rogelstad earned his Bachelor of Science in electrical and electronics engineering in 1989 from North Dakota State University. He participated in the University of Chicago's Advanced Management Program and is also a graduate of the University of Idaho’s Utility Executive Course. Mr. Rogelstad has participated in numerous industry boards and working groups. Charles MacFarlane stepped down as President upon Mr. Rogelstad’s election but will continue as the Company’s Chief Executive Officer.
On becoming President of the Company, Mr. Rogelstad’s compensation package consists of base salary of $540,000, annual cash incentive target of 70% of base pay, and long-term incentive target of $1,000,000, as well as benefits commensurate with those of the Company’s other named executive officers, as described in the Company’s most recently filed definitive proxy statement.
Appointment of Chief Financial Officer of Otter Tail Corporation and President of Otter Tail Power Company
On April 13, 2026, the Board also elected Tyler Nelson as Vice President, Chief Financial Officer of the Company. Mr. Nelson, age 46, previously served as Vice President of Finance and Treasurer since 2024, and Vice President of Accounting from 2020 to 2024. In these roles, he was responsible for the Company’s accounting and finance activities, including financial planning and budgeting, internal and external financial reporting, investor relations, income tax planning and compliance and corporate treasury functions. Mr. Nelson holds a Bachelor of Science degree in psychology from North Dakota State University and a Bachelor of Science degree in accounting from the University of Minnesota. He is a Certified Public Accountant. Before joining the Company, Mr. Nelson was the Corporate Controller for Titan Machinery in Fargo, North Dakota. He previously worked as an Audit Manager at Grant Thornton in Minneapolis, Minnesota. There are no family relationships between Mr. Nelson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer
Todd Wahlund stepped down as Chief Financial Officer upon Mr. Nelson’s election and was elected Senior Vice President, President of Otter Tail Power Company.
On becoming Senior Vice President, President of Otter Tail Power Company, Mr. Wahlund’s compensation package consists of base salary of $525,000, annual cash incentive target of 70% of base pay, and long-term incentive target of $550,000, as well as benefits commensurate with those of the Company’s other named executive officers, as described in the Company’s most recently filed definitive proxy statement.
On becoming Chief Financial Officer of the Company, Mr. Nelson’s compensation package consists of base salary of $465,000, annual cash incentive target of 50% of base pay, and long-term incentive target of $250,000 as well as benefits commensurate with those of the Company’s existing named executive officers, as described in the Company’s most recently filed definitive proxy statement.
The equity awards within the long-term incentives will be forfeited in the event that the executive officers cease to be employed by the Company prior to vesting except in certain circumstances involving death, disability, retirement, or in the case of performance shares, involuntary termination without cause or resignation for good reason. Upon the occurrence of a Change in Control (as defined in the 2023 Stock Incentive Plan) prior to any termination of employment, the executive officer shall become immediately and unconditionally vested in all of the restricted stock units and the performance shares at target.
Retention Award
On April 13, 2026, Jennifer Smestad, Senior Vice President, General Counsel and Corporate Secretary, received $500,000 in restricted stock units that will cliff vest on April 8, 2031, to support her retention over the vesting period. The restricted stock units will be forfeited in the event that Ms. Smestad ceases to be employed by the Company prior to vesting except in certain circumstances involving death or disability. Upon the occurrence of a Change in Control (as defined in the 2023 Stock Incentive Plan) prior to any termination of her employment, Ms. Smestad shall become immediately and unconditionally vested in all of the restricted stock units.
Item 7.01 Regulation FD Disclosure.
On April 14, 2026, the Company issued a press release announcing the foregoing executive transitions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release of Otter Tail Corporation dated April 14, 2026
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 14, 2026	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Senior Vice President, General Counsel and Corporate Secretary